SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2002

POOLED AUTO SECURITIES SHELF LLC
(Exact Name of Registrant as Specified in its charter)

Delaware	333-89858	52-2233151
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.

One Wachovia Center, TW-9 Charlotte, North Carolina	28288
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 715-6030

Item 5.     Other Events.

In connection with the proposed offering of CarMax Auto Owner Trust 2002-2 Asset Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4 and Asset Backed Certificates, attached as Exhibit 99.1 are certain structural, collateral and computational materials prepared by CarMax Auto Superstores, Inc. that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the “SEC”) to Kidder, Peabody Acceptance Corporation I, and the no-action letter dated March 9, 1995 issued by the staff of the SEC to Public Securities Association. Also attached are copies of certain exhibits.

Item 7.    Financial Statements and Exhibits.

Information and Exhibits.

(c)	Exhibit No.	Description

	99.1	CarMax Auto Owner Trust 2002-2 Structural, Collateral and Computational Materials. *

*	Replaces and supercedes the previously filed exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POOLED AUTO SECURITIES SHELF LLC

By:	/s/ Curtis A. Sidden, Jr.
Curtis A. Sidden, Jr.
Vice President

Dated:  November 22, 2002

Exhibit Index

Exhibit	Description

99.1	CarMax Auto Owner Trust 2002-2 Structural, Collateral and Computational Materials. *

*	Replaces and supercedes the previously filed exhibit.